Exhibit 10.8
SUBORDINATED NOTE PURCHASE AGREEMENT
     This SUBORDINATED NOTE PURCHASE AGREEMENT dated as of August 30, 2007 (this “Agreement”) by and among Brookside Technology Holding Corp., a Florida corporation (the “Company”), and Dynamic Decisions Growth Premium and Dynamic Decisions Strategic Opportunities (collectively, the “Purchaser”).
     In consideration of the foregoing recitals and for good and other valuable consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Subordinated Note. Purchaser shall loan to the Company $1,000,000 on the terms set forth in the Subordinated Promissory Note attached hereto as Exhibit 1 (the “Note”). Purchaser acknowledges that the loan is fully subordinated to all of the Company’s senior lenders and agrees to enter into a subordination and/or intercreditor agreement with such lenders. Purchaser has reviewed all of the Company’s filings with the Securities and Exchange Commission (the “SEC”), including all of the risk factors contained therein. Purchaser acknowledges that its obligation to provide the loan is not contingent on the closing of any acquisition or equity raise by or on behalf of the Company and that the Company may not be able to continue as a going concern, as set forth in the Company SEC filings. However, if the Company raises equity in excess of $600,000 between the date hereof and December 31, 2007, the net amount of such excess shall be applied to repay any amounts that remain outstanding under the Note, unless such repayment is prohibited by the Company’s senior lenders. Similarly, if the Company raises equity after December 31, 2007, the net amount raised by the Company shall be applied to repay any amounts that remain outstanding under the Note, , unless such repayment is prohibited by the Company’s senior lenders.
     2. Warrants. In consideration of the forgoing loan, the Company shall issue to Purchaser a warrant to purchase 10,000,000 shares of the Company’s common stock at an exercise price per share of $0.114 on the terms set forth in the Warrant attached hereto as Exhibit 2 (the “Warrant”).
     3. Representations and Warranties. Purchaser hereby represents and warrants to the Company as follows:
          a. Organization and Standing. If Purchaser is an entity, Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.
          b. Authorization and Power. Purchaser has the requisite power and authority to enter into and perform this Agreement, the Note and the Warrant (collectively, the “Transaction Documents”) and to purchase or otherwise acquire the Note and the Warrants (collectively, the “Securities”). The execution, delivery and performance of the Transaction Documents by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of Purchaser, as applicable, or its Board of Directors, stockholders, or partners, as the case may be, is required. The Transaction Documents constitute valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.
          c. Acquisition for Investment. Purchaser is acquiring the Securities solely for its own account and not with a view to or for sale in connection with distribution. Purchasers does not have a present intention to sell any of the Securities, or a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company; (ii) is able to bear the financial risks associated with an investment in the Securities; and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.
          d. Rule 144. Purchaser acknowledges that the Securities, nor the shares of the Common Stock underlying the Warrants, have not been registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws in reliance upon exemption provisions of the Act and such other laws; and accordingly, no Federal or state agency has made any recommendation or endorsement as to, or otherwise passed on the merits of, purchasing the shares. Purchaser further acknowledges that there will be no public market for the shares and that it will not be possible to readily liquidate his or her investment. Because the Common Stock has not been registered under the Act or state law, Purchaser must bear the economic risks of investment for an indefinite period of time and Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Purchaser understands that, to the extent that Rule 144 is not available, Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.
          e. Independent Inquiry. Purchaser has been given (i) access to all books and records, legal documents and other material information of the Company; (ii) access to all material contracts and documents of the Company relating to the sale of the shares and the Company’s business; and (iii) an opportunity to ask questions of and receive answers from the executive officers of the Company, regarding the information in (i) and (ii) above. Purchaser has made such investigation and examination of the affairs of the Company and has obtained such information relating thereto as he or she deems necessary to verify the accuracy of the information furnished to him or her. Purchaser has received no representation or warranty from any person regarding the Company or its business or prospects, or the shares or the underlying securities; and

Purchaser acknowledges that the ability of the Company to achieve its business objective is uncertain. Purchaser understands that the Company currently does not have any operations.
          f. General. Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Securities. The information provided to the Company by Purchaser is true and accurate and contains no material misstatements. Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.
          g. No General Solicitation. Purchaser acknowledges that the Securities were not offered to Purchaser, as applicable, by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any seminar or meeting to which Purchaser, as applicable, was invited by any of the foregoing means of communications. Purchaser in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.
          h. Accredited Investor. Purchaser is an “accredited investor” (as defined in Rule 501 of Regulation D), and Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and Purchaser is not a broker-dealer. Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.
          i. Sophistication. Purchaser has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of an investment in the Company and is able to bear the economic risks inherent in this investment and has the ability, at the present time, to afford a complete loss of the undersigned’s entire investment in the Company. Purchaser’s overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth in light of his or her business or investments, and Purchaser’s investment in the Company will not cause such overall commitment to be disproportionate. Purchaser has adequate means of providing for his or her current financial needs and possible personal contingencies and has no need for liquidity in this investment.
     4. TO RESIDENTS OF FLORIDA: THE INTEREST OFFERED HEREIN HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES. PURSUANT TO FLORIDA STATUTES, SECTION 517.061(11) (A) (5), INVESTORS MAY ELECT, WITHIN THREE (3) BUSINESS DAYS AFTER DELIVERY OF THEIR SUBSCRIPTION AGREEMENT AND THE PURCHASE PRICE FOR THE INTEREST, TO WITHDRAW THEIR SUBSCRIPTION AND RECEIVE A FULL REFUND (WITHOUT INTEREST) OF SUCH PURCHASE PRICE. THIS WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, AN INVESTOR SHOULD SEND A LETTER INDICATING

THE INTENTION TO WITHDRAW, POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY AFTER DELIVERY OF FUNDS TO THE PARTNERSHIP, RETURN RECEIPT REQUESTED, TO THE COMPANY AT THE ADDRESS SET FORTH BELOW. ANY ORAL REQUESTS FOR RESCISSION SHOULD BE ACCOMPANIED BY A REQUEST FOR WRITTEN CONFIRMATION THAT THE ORAL REQUEST WAS RECEIVED ON A TIMELY BASIS.
     5. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
     6. Governing Law; Consent to Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Hillsborough County, Florida, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Florida is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of Florida. Each party hereto consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this section shall affect or limit any right to serve process in any other manner permitted by law. The parties hereto hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.
     7. Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and Purchaser.
     8. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below, or to such address or facsimile number as subsequently modified by written notice given in accordance with this section. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other parties hereto.

If to Company:	If to Purchaser:

     9. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
     10. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.
     11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.
     12. Survival. The representations and warranties shall survive the execution and delivery hereof and the Closing.
     13. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.
     14. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

Brookside Technology Holding Corp.		PURCHASER

Dynamic Decisions Growth Premium

By:		By:

	Name:		Name:

	Title:		Title:

Dynamic Decisions Strategic Opportunities

By:

Name:

Title: